Exhibit 23.2







                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 28, 1995 included in Reno Air, Inc.'s Form 10-K for the year ended December 31, 1994, and to all references to our firm included in this registration statement.



                                                            ARTHUR ANDERSEN LLP

Phoenix, Arizona,
  December 12, 1996.